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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT
                                       TO
                            LOAN AND PLEDGE AGREEMENT


         THIS FIRST AMENDMENT TO THE LOAN AND PLEDGE AGREEMENT (this "AMENDMENT") is made as of February 1, 2001 by and between World Commerce Online, Inc., a Delaware corporation (the "COMPANY"), and Interprise Technology Partners LP (the "LENDER").


                                R E C I T A L S:

         WHEREAS, for value received, the Company and the Lender executed a Loan and Pledge Agreement dated as of January 3, 2001 (the "LOAN DATE") in the amount of Four Hundred Fifty Thousand Dollars ($450,000) (the "LOAN AGREEMENT"); and

         WHEREAS, the Company and the Lender agree to amend and modify the Loan Agreement as of the Loan Date to clarify certain provisions;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to the Loan Agreement. The ", or" shall be deleted from the end of Section 3.5(i), and the following shall be added:

                  "or under substantially similar terms as those set forth in this Agreement, or"

         2. Effective Time of Amendment. The amendment and modification to the Loan Agreement set forth in Section 1 above shall be retroactively effective as of the Loan Date.

         3. Non-Modification. Except to the extent amended and modified hereby, all terms, provisions and conditions of the Loan Agreement shall continue in full force and effect and shall remain unmodified and enforceable.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Loan Date.


                           WORLD COMMERCE ONLINE, INC.,
                              as Borrower

                           By:  /s/ Mark E. Patten
                              ------------------------------------------
                                Mark E. Patten, Chief Financial Officer


                           INTERPRISE TECHNOLOGY PARTNERS LP,
                              as Lender

                           By:  /s/ JC Campuzano
                              ------------------------------------------
                                Juan Carlos Campuzano, Principal